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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                      Date event reported August 10, 1998

                         Commission file number 0-28118

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                            UNIONBANCAL CORPORATION

State of Incorporation: CALIFORNIA      I.R.S. Employer Identification No. 94-1234979

                             350 CALIFORNIA STREET
                        SAN FRANCISCO, CALIFORNIA 94104
                           TELEPHONE: (415) 765-2126

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ITEM 5.  OTHER EVENTS

    The registrant hereby reports the exchange of shares of its common stock for The Bank of Tokyo-Mitsubishi, Ltd.'s direct ownership interest in Union Bank of California, N.A., the registrant's primary subsidiary, details of which are more fully disclosed in the Press Release dated July 30, 1998, a copy of which is included herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits

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
EXHIBIT NO.  DESCRIPTION
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
     99.1    Press Release dated July 30, 1998
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 1998          UNIONBANCAL CORPORATION
                                (Registrant)

                                By:
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                                               John H. McGuckin, Jr.
                                            EXECUTIVE VICE PRESIDENT AND
                                                  GENERAL COUNSEL